UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2025

HOVNANIAN ENTERPRISES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8551 (Commission File Number)	22-1851059 (IRS Employer Identification No.)

90 Matawan Road, Fifth Floor

Matawan, New Jersey 07747
(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since
Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	HOV	New York Stock Exchange
Preferred Stock Purchase Rights (1)	N/A	New York Stock Exchange
Depositary Shares each representing 1/1,000th of a share of 7.625% Series A Preferred Stock	HOVNP	The Nasdaq Stock Market LLC

(1) Each share of Class A Common Stock includes an associated Preferred Stock Purchase Right. Each Preferred Stock Purchase Right initially represents the right, if such Preferred Stock Purchase Right becomes exercisable, to purchase from the Company one ten-thousandth of a share of its Series B Junior Preferred Stock for each share of Common Stock. The Preferred Stock Purchase Rights currently cannot trade separately from the underlying Common Stock.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its 2025 Annual Meeting on March 27, 2025. The matters voted upon at the 2025 Annual Meeting and the final results of the votes were as follows:

(1) Election of all directors of the Company to hold office until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified. Abstentions and broker non-votes had no effect on the outcome because such shares were not considered votes cast. The elected directors were:

	Votes For	Votes Against	Abstentions	Broker Non-Votes

A. Hovnanian	9,070,888	1,134,712	1,018	1,061,863
R. Coutts	9,607,218	598,216	1,184	1,061,863
M. Hernandez-Kakol	9,851,667	322,590	32,361	1,061,863
E. Kangas	8,833,760	1,371,613	1,245	1,061,863
J. Marengi	8,827,615	1,377,816	1,187	1,061,863
V. Pagano Jr.	8,591,218	1,614,213	1,187	1,061,863
R. Sellers	9,068,394	1,118,785	19,439	1,061,863
J. Sorsby	10,052,738	152,709	1,171	1,061,863

(2) Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2025. Abstentions had no effect on the outcome because such shares were not considered votes cast. There were no broker non-votes.

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,162,788	104,584	1,109	-

(3) Non-binding advisory vote on approval of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. Abstentions and broker non-votes had no effect on the outcome because such shares were not considered votes cast.

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,730,963	451,187	24,468	1,061,863

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC. (Registrant)

By:	/s/ Elizabeth Tice
Name: Elizabeth Tice Title: General Counsel and Secretary

Date: March 28, 2025